                              LETTER OF TRANSMITTAL

                    TO TENDER SHARES OF CLASS A COMMON STOCK
                                       OF
                       MOBLEY ENVIRONMENTAL SERVICES, INC.
              PURSUANT TO THE OFFER TO PURCHASE DATED JUNE 11, 1999
                                       BY
                              GAP CAPITAL, L.L.C.
                            ROGER J. PIPES, MANAGER

-------------------------------------------------------------------------------
 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT NEW YORK CITY
             TIME ON MONDAY, JULY 12, 1999, UNLESS EXTENDED
-------------------------------------------------------------------------------


                                 THE DEPOSITARY:
                                BankBoston, N.A.

     BY OVERNIGHT COURIER:            BY MAIL DELIVERY:                   BY HAND:
        BankBoston N.A.                BankBoston N.A.             Securities Transfer and
         c/o EquiServe                  c/o EquiServe             Reporting Services, Inc.
       Corporate Actions              Corporate Actions                 c/o EquiServe
150 Royall Street, MS 45-01-40          P.O. Box 8029           100 William Street, Galleria
       Canton, MA 02021             Boston, MA 02266-8029            New York, NY 10038

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE
                      WILL NOT CONSTITUTE A VALID DELIVERY.

       THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE
         READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined Section on 2 of the Offer to Purchase) is utilized, if delivery of Class A Shares (as defined below) is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Stockholders who deliver Class A Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders." Stockholders whose certificates for Class A Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Class A Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Class A Shares in accordance with the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2.

/ / CHECK HERE IF TENDERED CLASS A SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN BOOK-ENTRY TRANSFER FACILITY MAY DELIVER CLASS A SHARES BY BOOK-ENTRY TRANSFER):

         Name of Tendering Institution
                                       -----------------------------------------

         Account Number
                        --------------------------------------------------------

         Transaction Code Number
                                 -----------------------------------------------

/ / CHECK HERE IF TENDERED CLASS A SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Owner(s)
                                        ----------------------------------------

         Window Ticket Number (if any)
                                       -----------------------------------------

         Date of Execution of Notice of Guaranteed Delivery
                                                            --------------------

         Name of Institution That Guaranteed Delivery
                                                       -------------------------

         Account Number
                        --------------------------------------------------------

         Transaction Code Number
                                 -----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF CLASS A SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------------------
         NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON                          CLASS A SHARES TENDERED
                         CERTIFICATE(S))                                      (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------- ---------------------- --------------------- -------------------
                                                                                             TOTAL NUMBER OF
                                                                                              CLASS A SHARES
                                                                         CERTIFICATE          REPRESENTED BY      NUMBER OF CLASS A
                                                                        NUMBER(S)(1)        CERTIFICATE(S)(1)    SHARES TENDERED (2)
                                                                    ---------------------- --------------------- -------------------

                                                                    ---------------------- --------------------- -------------------


                                                                    ---------------------- --------------------- -------------------


                                                                    ---------------------- --------------------- -------------------


                                                                    ---------------------- --------------------- -------------------


                                                                    ---------------------- --------------------- -------------------

                                                                     TOTAL CLASS A SHARES
------------------------------------------------------------------- ---------------------- --------------------- -------------------
(1) Need not be completed by Book-Entry Stockholders.
(2) Unless otherwise indicated, it will be assumed that all Class A Shares described above are being tendered.  See Instruction 4.
------------------------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders to GAP Capital, L.L.C.., a Texas limited liability company (the "Purchaser"), the above described shares of Class A common stock, par value $.01 per share (collectively, the "Class A Shares"), of Mobley Environmental Services, Inc., a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Class A Shares at a price of $.20 per Class A Share, net to the seller in cash, without interest, in accordance with the terms and conditions of the Purchaser's Offer to Purchase dated June 11, 1999 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

         Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Class A Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Class A Shares that are being tendered hereby (and any and all other Class A Shares or other securities or rights issued or issuable in respect of such Class A Shares on or after June 4, 1999) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Class A Shares (and any such other Class A Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Class A Shares (and any such other Class A Shares or securities or rights) or transfer ownership of such Class A Shares (and any such other Class A Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) present such Class A Shares (and any such other Class A Shares or securities or rights) for transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Class A Shares (and any such other Class A Shares or securities or rights), all in accordance with the terms of the Offer.

         All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

         The undersigned hereby irrevocably appoints Roger J. Pipes, in his capacity as sole manager of the Purchaser, and any individual who shall hereafter succeed to such office of Purchaser, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's stockholders or otherwise in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney and proxy or substitute shall in his sole discretion deem proper with respect to, all the Class A Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and with respect to any and all other Class A Shares or other securities or rights issued or issuable in respect of such Class A Shares on or after June 4,
1999). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Class A Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Class A Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke all prior powers of attorney and proxies appointed by the undersigned at any time with respect to such Class A Shares (and any such other Class A Shares or securities or rights) and no subsequent powers of attorney or proxies will be appointed by the undersigned, or be effective, with respect thereto.

         The undersigned understands that the valid tender of Class A Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

         Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Class A Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Class A Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Class A Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Class A Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Class A Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons indicated. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Class A Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Class A Shares so tendered.

------------------------------------------------------------------------------

                        SPECIAL PAYMENT INSTRUCTIONS
                     (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if certificates for Class A Shares not tendered or not accepted for payment and/or the check for the purchase price of Class A Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Class A Shares delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue check and/or certificate(s) to:

Name
     -------------------------------------------------------------------------
                             (PLEASE PRINT)

Address
        ----------------------------------------------------------------------


------------------------------------------------------------------------------
                            (INCLUDE ZIP CODE)

------------------------------------------------------------------------------



------------------------------------------------------------------------------

                      SPECIAL DELIVERY INSTRUCTIONS
                     (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if certificates for Class A Shares not tendered or not accepted for payment and/or the check for the purchase price of Class A Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that indicated above.

Issue check and/or certificates to:

Name
     -------------------------------------------------------------------------
                             (PLEASE PRINT)

Address
        ----------------------------------------------------------------------


------------------------------------------------------------------------------
                            (INCLUDE ZIP CODE)


------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                    SIGN HERE
                    (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)


------------------------------------------------------------------------------


------------------------------------------------------------------------------
                       (SIGNATURE(S) OF STOCKHOLDER(S))

Dated:                                               , 1999
      -----------------------------------------------

     (Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Class A Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)
        ----------------------------------------------------------------------


------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
                      --------------------------------------------------------

Address
        ----------------------------------------------------------------------


------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.
                            --------------------------------------------------


                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED - SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
                     ---------------------------------------------------------

Name:
      ------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm
             -----------------------------------------------------------------

Address
        ----------------------------------------------------------------------


------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.
                            --------------------------------------------------

Dated:                                      , 1999
      --------------------------------------

------------------------------------------------------------------------------

                                 INSTRUCTIONS
                FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURE. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association Inc. (each such entity an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Class A Shares) of Class A Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse hereof, or (b) if such Class A Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Class A Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a stockholder validly to tender Class A Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees (or an Agent's Message) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Class A Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Class A Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

     Stockholders whose certificates for Class A Shares are not immediate available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Class A Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth Section 2 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary prior to the Expiration Date and (c) the certificates for all physically delivered Class A Shares or a Book-Entry Confirmation with respect to all tendered Class A Shares, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF CLASS A SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Class A Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Class A Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Class A Shares should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE STOCKHOLDERS ONLY). If fewer than all the Class A Shares evidenced by any certificate submitted are to be tendered, fill in the number of Class A Shares that are to be tendered in the box entitled "Number of Class A Shares Tendered." In any such case, new certificate(s) for the remainder of the Class A Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal as soon as practicable after the expiration of the Offer. All Class A Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTERS OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Class A Shares tendered hereby, the signature must correspond with the name written on the face of the certificate(s) without any change whatsoever.

     If any of the Class A Shares tendered hereby are owned of record by two or more joint owners, such owners must sign this Letter of Transmittal.

     If any tendered Class A Shares are registered in different names on several certificates, it be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Class A Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Class A Shares not tendered or accepted for payment are to be issued to a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Class A Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Class A Shares not tendered or accepted for payment are to be registered in the name of, any persons other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Class A Shares not tendered or not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. WAIVER OF CONDITIONS. Subject to the terms of the Offer, the Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Class A Shares tendered.

     9. 31% BACKUP WITHHOLDING. Under U.S. Federal income tax law, a stockholder whose tendered Class A Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Class A Shares purchased pursuant to the Offer may be subject to a 31% backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder or other payee with respect to Class A Shares purchased pursuant to the Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Even if the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depository will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

     The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Class A Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Class A Shares. If the Class A Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which TIN to report.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 should be directed to the Information Agent at its address set forth below. Questions or requests for assistance may also be directed to the Information Agent.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR FACSIMILE COPY THEREOF (TOGETHER WITH CERTIFICATES FOR, OR A BOOK-ENTRY CONFIRMATION WITH RESPECT TO, TENDERED CLASS A SHARES WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE.

------------------------------------------------------------------------------------------------------------------------------------

               SUBSTITUTE                 PART 1 - PLEASE PROVIDE YOUR TIN                      Social Security Number OR
                FORM W-9                  IN THE BOX AT RIGHT AND CERTIFY                     Employer Identification Number
                                          BY SIGNING AND DATING BELOW.
       Department of the Treasury
        Internal Revenue Service                                                           --------------------------------------

      PAYER'S REQUEST FOR TAXPAYER
      IDENTIFICATION NUMBER (TIN)
                                          ------------------------------------------------------------------------------------------

                                          PART 2 - CERTIFICATION - Under penalties of perjury, I certify that:

                                          (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me) and

                                          (2)  I am not subject to backup withholding either because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service
                                               (the "IRS") that I am subject to the backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

------------------------------------------------------------------------------------------------------------------------------------

                                          PART 3: Awaiting TIN  / /
------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from IRS that you are no longer subject to backup withholding, do not cross out such item (2).

SIGNATURE                                                              DATE
          --------------------------------------------------                 -------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature                                           Date
         -----------------------------------------       --------------------

     Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Purchaser as set, forth below.

                               GAP Capital, L.L.C.
                          6310 Lemmon Avenue, Suite 202
                               Dallas, Texas 75209
                                 (214) 350-9070
                        Attn: Roger J. Pipes, its Manager